UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 5, 2006


                                   VIACOM INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     001-32686                20-3515052
------------------------------   ---------------------   -----------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)           Identification Number)


                1515 Broadway, New York, New York           10036
           ----------------------------------------------------------
            (Address of principal executive offices)      (zip code)


       Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8.    Other Events

Item 8.01     Other Events.

          On September 5, 2006, Viacom Inc. ("Viacom") issued a press release announcing that the Board of Directors (the "Board") of Viacom elected Philippe
P. Dauman as Viacom's President and Chief Executive Officer, effective September 5, 2006. Mr. Dauman succeeds Thomas E. Freston, who resigned his positions with Viacom, including as a member of the Board. The Board also elected Thomas E. Dooley as Viacom's Senior Executive Vice President and Chief Administrative Officer. Messrs. Dauman and Dooley are currently members of the Board and will continue as directors. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Section 9.    Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this Report on Form 8-K:


Exhibit No.           Description of Exhibit
-----------           ----------------------

99                    Press release dated September 5, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIACOM INC.
                                        (Registrant)



                                        By: /s/ MICHAEL D. FRICKLAS
                                            ------------------------------------
                                            Name:  Michael D. Fricklas
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


Date:  September 5, 2006

                                  Exhibit Index

Exhibit No.           Description of Exhibit
-----------           ----------------------

99                    Press release dated September 5, 2006.